SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                     AMENDED
                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 22, 2002

                        COMMISSION FILE NUMBER: 000-31801



Nevada                        Universal Broadband                     33-0930198
(State or other               Communications, Inc.              (I.R.S. Employer
jurisdiction of            (Exact name of registrant as     Identification  No.)
incorporation or             specified in its charter)
organization)

18200 Von Karman Avenue, 10th Floor, Irvine, CA                            92612
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (949) 567-1880


                                   Beech Corp.
             23 Corporate Plaza, Suite 180, Newport Beach, CA 92663
          (Former name or former address, if changed since last report)






                              Thomas E. Stepp, Jr.
                              Stepp & Beauchamp LLP
                           1301 Dove Street, Suite 460
                         Newport Beach, California 92660
                                 (949) 660-9700
                            Facsimile: (949) 660-9010

                                   Page 1 of 4
                      Index to Exhibits specified on Page 4




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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On December 6, 2001, we filed a Current Report on Form 8-K disclosing that, on November 30, 2001, we had entered into an Asset Purchase and Sale Agreement ("Agreement") with Norstar Communications, Inc., a California corporation, which Agreement provided, among other things, for our acquisition of certain assets of Norstar Communications, Inc., which assets were specified on schedule 1.2 of the Agreement, a copy of which was attached as Exhibit "2" to that report. After we entered into the Agreement, our management was informed that the consideration for the Agreement had been determined using an acquisition multiple that was not standard for acquisitions in the long-distance telecommunications industry. Specifically, the original acquisition multiple used to determine consideration pursuant to the Agreement was 4 times monthly revenue when, in fact, the prevailing acquisition multiples for privately held long distance companies currently range from a low of 1 to a high of 3 times monthly revenue.

The parties have therefore entered into a Revised Asset Purchase and Sale Agreement ("Revised Agreement") using an acquisition multiple of 2 times monthly revenue. We therefore issued 1,711,933 shares of our common stock for the assets that we purchased pursuant to the Revised Agreement. Those shares were valued at $85,597 by the parties to the agreement. Our President and Sole Director, Mark Ellis, is also the President and a Director of Norstar Communications, Inc. The respective Boards of Directors at Universal Broadband Communications, Inc., and Norstar Communications, Inc., approved the terms and conditions of the Revised Asset Purchase and Sale Agreement. A copy of the Revised Agreement is attached to this amended report as Exhibit "2".

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          Not applicable.

ITEM 5. OTHER EVENTS.

          Not applicable.

ITEM 6. RESIGNATIONS OF REGISTRANT'S OFFICERS AND DIRECTORS.

          Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

          Not Applicable




                                   Page 2 of 4


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ITEM 8. CHANGE IN FISCAL YEAR.

          Not applicable.

ITEM 9. REGULATION FD DISCLOSURE.

          Not applicable.










                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on behalf of the undersigned, thereunto duly authorized.


                                      Universal Broadband Communications, Inc.
                                      A Nevada corporation


DATED:  January 22, 2002              By:  /s/Mark Ellis
                                         ---------------------------------------
                                          Mark Ellis, Chief Executive Officer
                                          and Chairman of the Board of Directors























                                   Page 3 of 4


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INDEX TO EXHIBITS

(2)  PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

     Asset Purchase and Sale Agreement








































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